UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2017

XcelMobility Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54333	98-1102006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 East Bayshore Road, Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 320-1728

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Certifying Accountant

Effective February 24, 2017, Centurion ZD CPA Limited, formerly known as DCAW (CPA) Limited (“Centurion”), resigned as the independent registered public accounting firm of XcelMobility Inc., a Nevada corporation (the “Company”). Centurion’s resignation was not the result of any disagreement between the Company and Centurion on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The resignation of Centurion as our independent registered public accounting firm was accepted and approved by our Board of Directors on February 24, 2017.

Centurion was engaged as our independent registered public accounting firm on May 4, 2016 following the merger of its predecessors, AWC (CPA) Limited (“AWC”) and Dominic K.F. Chan & Co. Accordingly, Centurion has not issued reports regarding the Company’s financial statements for our two most recent fiscal years. The reports of AWC, our prior independent registered accounting firm and a predecessor of Centurion, regarding the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s financial statements for the fiscal year ended December 31, 2015 contained a disclaimer of opinion, and the reports on the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 contained an explanatory paragraph noting there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2015 and 2014, and during the period from January 1, 2016 to February 24, 2017, the date of Centurion’s resignation, (i) there were no disagreements with Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Centurion, would have caused Centurion to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Centurion with a copy of the foregoing disclosures and requested that Centurion furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter of Centurion ZD CPA Limited (fka DCAW (CPA) Limited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: March 1, 2017	By:	/s/ Zhixiong Wei
Zhixiong Wei
Chief Executive Officer